                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)    21-Apr-97

      TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-I)

                            TMS Auto Holdings, Inc.
      --------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware
             New Jersey              333-14075-02          Applied For
             ----------              ------------          -----------

             State or other          (Commission          (IRS Employer
             jurisdiction            File Number)          ID Number)
             incorporation)


             2840 Morris Avenue, Union,  New Jersey             07083
             -------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:                           908-686-2000
                                                            --------------

                                      n/a
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

             Item 5      Other Events
                         -------------------


      Attached herein as Annex A is a copy of the Monthly Statement sent to the
      Noteholders and Certificateholders for the remittance date   21-Apr-97


             Item 7      Financial Statements and Exhibits
                         ---------------------------------

             The quarterly financial statement for the period ended September 30, for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              TMS AUTO HOLDINGS, INC.




                                              By /S/ James K. Ransom
                                              --------------------------
                                               James K. Ransom
                                                Vice President









      Dated:    04/30/97

                       THE MONEY STORE AUTO TRUST 1997-1
                        6.83% Asset Backed Certificates          REVISED 4/14/97
                          Certificateholder Statement

      IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
      AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
      TO SERIES 1997 - 1 FOR THE APRIL 14, 1997 DETERMINATION DATE

        DISTRIBUTION DATE       04/21/97      MONTHLY PERIOD    Mar-97

A. Information Regarding the Current Monthly Distribution :

   I.    CERTIFICATES

            (a)  The aggregate amount of the distribution to
                 Certificateholders                                                     14,798.33

            (b)  The amount of the distribution set forth in  A. 1. (a) above in
                 respect of interest on the Certificates                                14,798.33

            (c)  The amount of the distribution set forth in  A. 1. (a) above in
                 respect of principal on the Certificates                                    0.00

            (d)  The amount of the distribution in A.1. (a) payable
                 pursuant to a claim on the Certificate Policy                               0.00

            (e)  The remaining outstanding balance available to
                 be drawn under the Certificate Policy                                  14,798.33

            (f)  The amount of the distribution set forth in paragraph
                 A.1. (a) above per $1,000 interest in the Certificates                 5.6916654

            (g)  The amount of the distribution set forth in paragraph
                 A.1. (b) above per $1,000 interest in the Certificates                 5.6916654

            (h)  The amount of the distribution set forth in paragraph
                 A.1. (c) above per $1,000 interest in the Certificates                 0.0000000

            (i)  The amount of the distribution set forth in paragraph
                 A.1. (d) above per $1,000 interest in the Certificates                 0.0000000


B. Information Regarding the Performance of the Trust :

   I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

            (a)  The Pool Balance as of the close of business
                 on the last day of the Monthly Period                              98,992,339.31

            (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                 Paragraph A.1. (c)                                                  2,600,000.00


            (c)  The Certificate Factor after giving affect to the payments
                 set forth in paragraph A.1. (c)                                        1.0000000

            (d)  The amount of aggregate Realized Losses for the
                 second preceding Month Period                                               0.00

            (e)  The aggregate Purchase Amount for all Receivables that
                 were repurchased in the Monthly Period                                      0.00

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                          Servicer with respect to the preceding Monthly Period                         130,836.85


         3.    PAYMENT SHORTFALLS

                  (a)  The amount of the Certificateholders' Interest Carryover
                          Shortfall after giving effect to the payments set forth in
                          Paragraph A. 1. (b) above                                                           0.00
                  (b)  The amount of the Certificateholder's Interest Carryover
                          Shortfall set forth in paragraph B.3. (a) above per $1,000
                          interest with respect to the Certificate:                                      0.0000000
                  (c)  The amount of the Certificateholders' Principal Carryover
                         Shortfall after giving effect to the payments set forth in
                         Paragraph A.1. (b) above                                                             0.00
                  (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                         set forth in paragraph B.3. (a) above per $1,000 interest with
                         respect to the Certificate:                                                          0.00

         4.  TRANSFER OF SUBSEQUENT RECEIVABLES

                  (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                         therefrom on such Distribution Date                                         26,095,415.50

                  (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                         therefrom on such Distribution Date                                                  0.00

                  (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                         therefrom on such Distribution Date                                                  0.00

                  (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                          the Certificates:                                                         10,036.6982692

                  (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                        Certificateholders per $1,000 interest in the Certificates:                      0.0000000

                  (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                        Certificateholders per $1,000 interest in the Certificates:                      0.0000000

         5.       (a)  The aggregate amount of collections by the Servicer during the
                         preceding Monthly Period                                                     1,922,351.53

                  (b)  The aggregate amount which was received by the Trust from the
                          Servicer during the preceding Monthly Period                                1,922,351.53

                  (c)  The aggregate amount of reimbursements to the Security
                         Insurer during the preceding Monthly Period                                          0.00

                  (d)  The amount of Receivables that are delinquent for over:
                          30 days                                                                       781,648.44
                          60 days                                                                             0.00
                          90 days                                                                             0.00



                                      (2)

         I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Certificateholder Statement.


                THE MONEY STORE AUTO FINANCE INC.







                BY:     /s/ Harry Puglisi
                        -----------------
                        HARRY PUGLISI
                        TREASURER









                                      (3)

                       THE MONEY STORE AUTO TRUST 1997-1
                Class A-1  6.19% Money Store Asset Backed Notes
                      Class A-2 6.64% Asset Backed Notes
                                                                 REVISED 4/14/97


           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
           AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
           TO SERIES 1997 - 1 FOR THE APRIL 14, 1997 DETERMINATION DATE

          DISTRIBUTION DATE       04/21/97      MONTHLY PERIOD          Mar-97

A.       Information Regarding the Current Monthly Distribution :

         I.    NOTES

                  (a)  The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                                                   1,634,733.46
                           Class A-2 Notes                                                     201,413.33


                  (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                         above in respect of interest on:
                           Class A-1 Notes                                                     469,408.33
                           Class A-2 Notes                                                     201,413.33


                  (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                         above in respect of principal of:
                           Class A-1 Notes                                                   1,125,837.42
                           Class A-2 Notes                                                           0.00


                  (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                           Class A-1 Notes                                                           0.00
                           Class A-2 Notes                                                           0.00


                  (e)  The remaining outstanding balance available to be drawn
                         under the Note Policy                                               1,836,146.79

                  (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                        above per $1,000 interest in:
                           Class A-1 Notes                                                     17.9641039
                           Class A-2 Notes                                                      5.5333332


                  (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                         above per $1,000 interest in:
                           Class A-1 Notes                                                      5.1583333
                           Class A-2 Notes                                                      5.5333332


                  (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                         above per $1,000 interest in:
                           Class A-1 Notes                                                     12.3718398
                           Class A-2 Notes                                                      0.0000000


                  (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                        above per $1,000 interest in:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000

                  (j)  Prior to the Parity Date, from the Available Funds, to the Note
                        Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                                                      39,487.71
                           Class A-2 Notes                                                           0.00


                  (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                         above per $1,000 interest in:
                           Class A-1 Notes                                                      0.4339309
                           Class A-2 Notes                                                      0.0000000


B.       Information Regarding the Performance of the Trust :

         1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                  (a)  The Pool Balance at the close of business
                          on the last day of the Monthly Period                             98,992,339.31

                  (b)  The aggregate outstanding principal amount of each
                         Class of Notes after giving effect to payments allocated
                         to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                           Class A-1 Notes                                                  89,834,674.87
                           Class A-2 Notes                                                  36,400,000.00


                  (c)  The Note Pool Factor for each Class of Notes after
                         giving effect to the payments set forth in paragraph
                         A.1 (c) with respect to:
                           Class A-1 Notes                                                      0.9871942
                           Class A-2 Notes                                                      1.0000000


                  (d)  The amount of aggregate Realized Losses for the
                         second preceding Monthly Period                                             0.00

                  (e)  The aggregate Purchase Amount for all Receivables
                         that were repurchased in the Monthly Period                                 0.00

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                         Servicer with respect to the preceding Monthly Period                 130,836.85

         3.    PAYMENT SHORTFALLS

                  (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                         A. 1. (b) above with respect to:
                           Class A-1 Notes                                                           0.00
                           Class A-2 Notes                                                           0.00


                  (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000


                  (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                         A. 1. (b) above with respect to:
                           Class A-1 Notes                                                           0.00
                           Class A-2 Notes                                                           0.00


                  (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                         with respect to:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000

                                     ( 2 )

         4.    Transfer of Subsequent Receivables

                  (a)  Aggregate amount on deposit in the Pre-Funding
                       Account on such Distribution Date after giving effect
                       to all withdrawals therefrom on such Distribution Date               26,095,415.50

                  (b)  Aggregate amount on deposit in the Capitalized
                       Interest Account on such Distribution Date after giving
                       effect to all withdrawals therefrom on such Distribution
                       Date                                                                          0.00

                  (c)  Aggregate amount on deposit in the Pre-Funding
                       Account on the final Subsequent Transfer Date after
                       giving effect to all withdrawals therefrom on such
                       Distribution Date                                                             0.00

                  (d)  the amount set forth in paragraph B.4 (a) per $1,000
                       interest in:
                           Class A-1 Notes                                                    286.7628077
                           Class A-2 Notes                                                    716.9070192


                  (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000


                  (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000


                  (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                           Class A-1 Notes                                                           0.00

                  (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                      0.0000000


         5.       (a)  The aggregate amount of collections by the Servicer
                       during the preceding Monthly Period                                   1,922,351.53

                  (b)  The aggregate amount which was received by the
                       Trust from the Servicer during the preceding Monthly
                       Period                                                                1,922,351.53

                  (c)  The aggregate amount of reimbursements to the
                       Security Insurer during the preceding Monthly
                       Period                                                                        0.00

                  (d)  The amount of Receivables that are delinquent for
                       over:
                                30 days                                                        781,648.44
                                60 days                                                              0.00
                                90 days                                                              0.00


         6.       Other Information
                  Weighted Average Coupon (WAC)                                                   19.210%

                  Weighted Average Remaining Terms (WARM)                                           52.72

                                                (3)

         I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


                  THE MONEY STORE AUTO FINANCE INC.






                  BY:   /s/ Harry Puglisi
                        ------------------
                           HARRY PUGLISI
                           TREASURER